SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2003

FIRST SECURITYFED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-23063	36-4177515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

936 North Western Avenue, Chicago, Illinois
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (773) 772-4500

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press Release issued July 28, 2003 announcing second quarter results.

Item 12.  Results of Operations and Financial Condition.

On July 28, 2003, we issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITYFED FIANCIAL, INC.

	By:	/s/ Julian Kulas
Julian E. Kulas
President and Chief Executive Officer

Date: July 30, 2003

S-1

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued July 28, 2003 announcing second quarter results.

E-1